Exhibit 99.1

SUBJECT TO COMPLETION - APRIL 22, 2022

SPECIAL MEETING OF STOCKHOLDERS OF REXNORD CORPORATION To Be Held At 9:00 a.m. Central Time 511 W. Freshwater Way, Milwaukee, Wisconsin 53204 [ ] [ ], 2022 Signature of Stockholder Date: Signature of Stockholder Date: Note:Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet. PROXY VOTING INSTRUCTIONS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030030030000000000 5 000022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The notice of meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17558/special COMPANY NUMBER ACCOUNT NUMBER INTERNET- Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL- Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON- You may vote your shares in person by attending the Special Meeting. GO GREEN- e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To approve the issuance of shares of Zurn Common Stock to be issued pursuant to the Agreement and Plan of Merger, dated as of February 12, 2022, by and among Zurn Water Solutions Corporation, Elkay Manufacturing Company, Zebra Merger Sub, Inc. and Elkay Interior Systems International, Inc., as may be amended from time to time. 2. To approve an amendment to Zurn’s 2012 Performance Incentive Plan to increase the number of shares of Zurn Common Stock available for awards thereunder by 1,500,000 shares and to make corresponding changes to certain limitations of Zurn’s 2012 Performance Incentive Plan. 3. To approve one or more adjournments of the Special Meeting, if necessary, to permit solicitation of additional votes if there are insufficient votes to approve Proposal 1 or Proposal 2. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no instructions are specified, this proxy will be voted “FOR” Proposals 1, 2 and 3. FORAGAINSTABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .---------------- 14475 ZURN WATER SOLUTIONS CORPORATION 511 W. Freshwater Way Milwaukee, Wisconsin 53204 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Todd A. Adams, Mark W. Peterson and Jeffrey J. LaValle, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Zurn Water Solutions Corporation held of record by the undersigned as of the close of business on [•], 2022, at the Special Meeting of Stockholders to be held on [•], 2022, at [•] a.m. Central Time, or any adjournment thereof. (Continued and to be signed on the reverse side) GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1.1